UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03595

Name of Fund: BlackRock Healthcare Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Healthcare Fund, Inc., 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2011

Date of reporting period: 10/31/2010

Item 1 – Report to Stockholders

Semi-Annual Report (Unaudited)

BlackRock Healthcare Fund, Inc.

October 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed but slowly improving economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009.
Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The unemployment rate remains stubbornly high in the face of sluggish job gains in the private sector. The US dollar, along with other developed market currencies, has experienced devaluation resulting from aggressively easy monetary and fiscal policies. Given these long-standing conditions, the Federal Reserve Board has announced that additional policy action will be taken to combat deflation and unemployment and promote economic growth.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. In the third quarter, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors, along with attractive valuations and expectations for additional quantitative easing, drove equity markets higher, with most markets recapturing their second quarter losses. Stocks continued their rally into the beginning of the fourth quarter, closing out the 12-month period in positive territory. International equities posted gains on both a six- and 12-month basis. In the United States, both large and small cap equities posted robust gains for the
12-month period, while on a six-month basis, large cap stocks remained relatively flat and small caps turned slightly negative.

In fixed income markets, yields fluctuated but declined significantly over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:
Total Returns as of October 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	0.74%	16.52%
US small cap equities (Russell 2000 Index)	(1.24)	26.58
International equities (MSCI Europe, Australasia, Far East Index)	5.74	8.36
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	10.63	10.03
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.33	8.01
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	3.95	7.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.73	19.10

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth.
Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning
Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of October 31, 2010 (Unaudited)

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended October 31, 2010, the Fund’s Investor A and Institutional Shares outperformed the benchmark Russell 3000
Health Care Index and the broad-market S&P 500 Index, while the
Fund’s Investor B, Investor C and Class R Shares underperformed both indexes. The following discussion of relative performance pertains to the
Russell 3000 Health Care Index.

What factors influenced performance?

• Positive stock selection was led by the Fund’s positions in biotechnology, pharmaceuticals, health care distributors and health care equipment.
Within biotechnology, reported acquisition interest in Genzyme Corp., a large holding of the Fund, produced a sharp gain in that particular stock and stimulated gains in smaller biotechnology stocks. The Fund’s posi-
tions in several specialty pharmaceuticals companies generated positive returns, including Shire Pharmaceuticals Plc and Warner Chilcott Plc, which announced a recapitalization plan to pay shareholders a special dividend. WebMD Health Corp. once again delivered strong performance as the industry’s leading on-line services portal benefited from improving fundamentals and a self-tender offer during the time period. The Fund’s overweight position in managed health care and underweight in health care equipment also proved beneficial.

• Factors that detracted from performance included stock selection in the health care services, managed health care and life sciences tools &
services sub-industries. Our underweight position in pharmaceuticals also negatively impacted relative returns, as the sub-industry outperformed the broader Russell 3000 Health Care Index over the time period.

Describe recent portfolio activity.

• During the six-month period, we increased the Fund’s allocation to the biotechnology space for stock-specific reasons. We also added to hold-
ings in the managed health care space, as we believe valuations are attractive and industry regulations will be less onerous than anticipated.
We trimmed positions in the health care equipment and health care services sub-industries.

Describe Fund positioning at period end.

• At period end, biotechnology remains the largest sub-industry overweight in the Fund, as we believe it best combines price and prospects for growth. Within health care services, we favor pharmacy benefit man-
agers, diagnostic labs and health care distributors due to the likelihood of rising utilization rates upon the expansion of health care coverage in the US. Despite recent additions, pharmaceuticals is still our most signif-
icant sub-industry underweight due to its slower earnings growth profile relative to other health care industries. Longer term, we remain positive on health care investments. Global gross domestic product is rising along with consumer demand, and medical and scientific innovation, key drivers in health care, continue to accelerate. It is our belief that these factors, coupled with attractive valuations, should result in positive long-
term investment performance for the sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments
WebMD Health Corp., Class A	8%
Celgene Corp.	6
Amgen, Inc.	6
WellPoint, Inc.	5
Gilead Sciences, Inc.	5
Genzyme Corp.	5
Warner Chilcott Plc, Class A	5
UnitedHealth Group, Inc.	4
Vertex Pharmaceuticals, Inc.	4
Medco Health Solutions, Inc.	4

Percent of
Long-Term
Industry Allocation	Investments
Biotechnology	37%
Health Care Providers & Services	30
Pharmaceuticals	17
Internet Software & Services	8
Health Care Equipment & Supplies	5
Health Care Technology	2
Life Sciences Tools & Services	1

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests worldwide primarily in equity securities of companies that, in the opinion of Fund management, derive or are expected to derive a substantial portion of their sales from products or services in health care.
3 This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock
Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
4 This unmanaged index features companies involved in medical services or health care in the Russell 3000 Index.

Performance Summary for the Period Ended October 31, 2010

				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	1.12%	13.85%	N/A	3.45%	N/A	3.00%	N/A
Investor A	1.08	13.56	7.60%	3.20	2.09%	2.74	2.19%
Investor B	0.56	12.30	7.80	2.32	2.06	2.07	2.07
Investor C	0.57	12.38	11.38	2.34	2.34	1.89	1.89
Class R	0.55	12.58	N/A	2.66	N/A	2.41	N/A
S&P 500 Index	0.74	16.52	N/A	1.73	N/A	(0.02)	N/A
Russell 3000 Health Care Index	0.94	14.69	N/A	2.59	N/A	0.43	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges and dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to January 3,
2003, Class R Share performance results are those of the Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of fund shares.
Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, dis-
tribution fees including 12b-1 fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on May 1, 2010 and held through October 31, 2010) is intended to assist shareholders both in calculating expenses based on an invest-
ment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses
Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	May 1, 2010	October 31, 2010	During the Period[1]	May 1, 2010	October 31, 2010	During the Period[1]	Expense Ratio
Institutional	$1,000.00	$1,011.20	$ 6.84	$1,000.00	$1,018.39	$ 6.87	1.35%
Investor A	$1,000.00	$1,010.80	$ 8.06	$1,000.00	$1,017.18	$ 8.08	1.59%
Investor B	$1,000.00	$1,005.60	$12.69	$1,000.00	$1,012.55	$12.73	2.51%
Investor C	$1,000.00	$1,005.70	$12.18	$1,000.00	$1,013.05	$12.23	2.41%
Class R	$1,000.00	$1,005.50	$10.97	$1,000.00	$1,014.26	$11.02	2.17%

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Schedule of Investments October 31, 2010 (Unaudited)

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 37.2%
Alexion Pharmaceuticals, Inc. (a)	165,000	$ 11,269,500
Amgen, Inc. (a)	303,200	17,340,008
BioMarin Pharmaceuticals, Inc. (a)	45,000	1,177,200
Celgene Corp. (a)	280,000	17,379,600
Cephalon, Inc. (a)	80,000	5,315,200
Dendreon Corp. (a)	58,000	2,117,000
Genzyme Corp. (a)	195,000	14,065,350
Gilead Sciences, Inc. (a)	360,000	14,281,200
Human Genome Sciences, Inc. (a)	360,000	9,676,800
Onyx Pharmaceuticals, Inc. (a)	130,000	3,487,900
Vertex Pharmaceuticals, Inc. (a)(b)	310,000	11,882,300
		107,992,058
Electronic Equipment, Instruments
& Components — 0.4%
Agilent Technologies, Inc. (a)	30,000	1,044,000
Health Care Equipment & Supplies — 4.5%
Baxter International, Inc.	6,300	320,670
Hospira, Inc. (a)	19,500	1,159,860
Intuitive Surgical, Inc. (a)	19,500	5,127,525
Masimo Corp.	180,300	5,439,651
Sirona Dental Systems, Inc. (a)	30,000	1,129,500
		13,177,206
Health Care Providers & Services — 29.2%
Aetna, Inc.	236,700	7,067,862
AmerisourceBergen Corp.	295,800	9,708,156
Cardinal Health, Inc.	10,000	346,900
Cigna Corp.	288,300	10,145,277
Express Scripts, Inc. (a)	177,400	8,607,448
Laboratory Corp. of America Holdings (a)	50,000	4,066,000
Medco Health Solutions, Inc. (a)	220,000	11,556,600
Quest Diagnostics, Inc.	70,000	3,439,800
UnitedHealth Group, Inc.	330,500	11,914,525
WellCare Health Plans, Inc. (a)	98,700	2,741,886
WellPoint, Inc. (a)	282,000	15,323,880
		84,918,334
Health Care Technology — 1.9%
Allscripts Healthcare Solutions, Inc. (a)	190,100	3,629,009
Cerner Corp. (a)	21,500	1,888,345
		5,517,354
Internet Software & Services — 7.8%
WebMD Health Corp., Class A (a)	435,000	22,741,800
Life Sciences Tools & Services — 1.0%
Pacific Biosciences of California, Inc. (a)	18,100	304,080
Thermo Fisher Scientific, Inc. (a)	35,500	1,825,410
Waters Corp. (a)	9,800	726,474
		2,855,964
Pharmaceuticals — 17.0%
Abbott Laboratories	20,000	1,026,400
Allergan, Inc.	82,200	5,952,102

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
GlaxoSmithKline Plc	49,000	$ 956,849
Johnson & Johnson	10,000	636,700
Merck & Co, Inc.	100,000	3,628,000
Novartis AG, Registered Shares	10,000	579,747
Pfizer, Inc.	360,000	6,264,000
Roche Holding AG	28,000	4,111,917
Shire Pharmaceuticals Plc - ADR	118,900	8,334,890
Teva Pharmaceutical Industries Ltd. — ADR	80,100	4,157,190
Warner Chilcott Plc, Class A	568,100	13,657,124
		49,304,919
Total Long-Term Investments
(Cost — $220,054,441) — 99.0%		287,551,635
	Beneficial
	Interest
Short-Term Securities	(000)
BlackRock Liquidity Series, LLC Money Market
Series, 0.39% (c)(d)(e)	$ 3,950	3,950,000
Total Short-Term Securities
(Cost – $3,950,000) — 1.4%		3,950,000
Total Investments (Cost — $224,004,441*) — 100.4%		291,501,635
Liabilities in Excess of Other Assets — (0.4)%		(1,077,941)
Net Assets — 100.0%		$290,423,694

* The cost and unrealized appreciation (depreciation) of investments as of October
31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$226,950,736
Gross unrealized appreciation	$ 67,852,485
Gross unrealized depreciation	(3,301,586)
Net unrealized appreciation	$ 64,550,899

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Security was purchased with the cash collateral from loaned securities.
(d) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

Shares/Beneficial		Shares/Beneficial
Interest Held at			Interest Held at
	April 30,	Net	October 31,
Affiliate	2010	Activity	2010	Income
BlackRock Liquidity
Funds, TempCash,
Institutional Class	15,616,332	(15,616,332)	—	$ 3,077
BlackRock Liquidity
Series, LLC Money
Market Series	$30,687,000 $(26,737,000)		$3,950,000	$15,921

(e) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely rec-
ognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
CHF USD	Swiss Franc US Dollar

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Schedule of Investments (concluded)

•	Foreign currency exchange contracts as of October 31, 2010 were as follows:
	Currency	Currency		Settlement	Unrealized
	Purchased	Sold	Counterparty	Date	Depreciation
	CHF 571,105	USD 580,746	State Street Global	11/03/10	$ (379)
Markets, LLC

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of invest-
ments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Fund's investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Biotechnology	$107,992,058	—	—	$107,992,058
Electronic
Equipment,
Instruments &
Components	1,044,000	—	—	1,044,000
Health Care
Equipment
& Supplies	13,177,206	—	—	13,177,206
Health Care
Providers
& Services	84,918,334	—	—	84,918,334
Health Care
Technology	5,517,354	—	—	5,517,354
Internet Software
& Services	22,741,800	—	—	22,741,800
Life Sciences
Tools & Services .	2,855,964	—	—	2,855,964
Pharmaceuticals	43,656,406	$ 5,648,513	—	49,304,919
Short-Term
Securities	—	3,950,000	—	3,950,000
Total	$281,903,122	$ 9,598,513	—	$291,501,635
Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign currency
exchange contracts	—	$ (379)	—	$ (379)

1 Derivative financial instruments are foreign currency exchange contracts.
Foreign currency exchange contracts are shown at the unrealized apprecia-
tion/depreciation on the instrument.

See Notes to Financial Statements.

8 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Statement of Assets and Liabilities
October 31, 2010 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned of $3,833,000) (cost — $220,054,441)	$ 287,551,635
Investments at value — affiliated (cost — $3,950,000)	3,950,000
Foreign currency at value (cost — $6)	6
Investments sold receivable	5,011,331
Dividends receivable	111,776
Capital shares sold receivable	107,499
Securities lending income receivable — affiliated	1,820
Interest receivable — affiliated	196
Prepaid expenses	23,627
Total assets	296,757,890
Liabilities
Bank overdraft	338,960
Collateral on securities loaned, at value	3,950,000
Unrealized depreciation on foreign currency exchange contracts	379
Investments purchased payable	884,189
Capital shares redeemed payable	661,938
Investment advisory fees payable	229,940
Service and distribution fees payable	81,498
Other affiliates payable	4,925
Officer's and Directors' fees payable	656
Other accrued expenses payable	181,711
Total liabilities	6,334,196
Net Assets	$ 290,423,694
Net Assets Consist of
Paid-in capital	$ 239,450,619
Undistributed net investment income	3,050,071
Accumulated net realized loss	(19,585,473)
Net unrealized appreciation/depreciation	67,508,477
Net Assets	$ 290,423,694
Net Asset Value
Institutional — Based on net assets of $81,307,154 and 12,851,896 shares outstanding, 200 million shares authorized, $0.10 par value	$ 6.33
Investor A — Based on net assets of $134,400,335 and 23,973,679 shares outstanding, 100 million shares authorized, $0.10 par value	$ 5.61
Investor B — Based on net assets of $10,622,549 and 2,982,277 shares outstanding, 250 million shares authorized, $0.10 par value	$ 3.56
Investor C — Based on net assets of $53,073,890 and 14,981,871 shares outstanding, 100 million shares authorized, $0.10 par value	$ 3.54
Class R — Based on net assets of $11,019,766 and 3,000,646 shares outstanding, 250 million shares authorized, $0.10 par value	$ 3.67

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Statement of Operations
Six Months Ended October 31, 2010 (Unaudited)
Investment Income
Dividends	$ 5,490,847
Foreign taxes withheld	(2,361)
Securities lending — affiliated	15,921
Income — affiliated	3,077
Total income	5,507,484
Expenses
Investment advisory	1,448,750
Service - Investor A	166,107
Service and distribution — Investor B	55,112
Service and distribution — Investor C	260,528
Service and distribution — Class R	26,093
Transfer agent — Institutional	81,219
Transfer agent — Investor A	125,304
Transfer agent — Investor B	19,750
Transfer agent — Investor C	68,139
Transfer agent — Class R	27,263
Professional	64,073
Printing	42,567
Registration	38,384
Accounting services	37,528
Custodian	14,156
Officer and Directors	5,266
Miscellaneous	18,309
Total expenses	2,498,548
Less fees waived by advisor	(1,266)
Total expenses after fees waived	2,497,282
Net investment income	3,010,202
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,958,953)
Foreign currency transactions	7,614
(3,951,339)
Net change in unrealized appreciation/depreciation on:
Investments	140,053
Foreign currency transactions	5,288
145,341
Total realized and unrealized loss	(3,805,998)
Net Decrease in Net Assets Resulting from Operations	$ (795,796)

See Notes to Financial Statements.

10 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Statements of Changes in Net Assets
	Six Months
	Ended	Year
	October 31,	Ended
	2010	April 30,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income (loss)	$ 3,010,202	$ (2,898,178)
Net realized gain (loss)	(3,951,339)	32,728,969
Net change in unrealized appreciation/depreciation	145,341	54,148,611
Net increase (decrease) in net assets resulting from operations	(795,796)	83,979,402
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(45,638,424)	(45,477,230)
Net Assets
Total increase (decrease) in net assets	(46,434,220)	38,502,172
Beginning of period	336,857,914	298,355,742
End of period	$ 290,423,694	$ 336,857,914
Undistributed net investment income	$ 3,050,071	$ 39,869

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Financial Highlights
Six Months
	Ended			Institutional
October 31,
	2010			Year Ended April 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 6.26	$ 4.79	$ 5.95	$ 7.08	$ 7.29	$ 6.55
Net investment income (loss)[1]	0.07	(0.03)	(0.03)	(0.03)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	—[2]	1.50	(1.13)	(0.14)	0.67	1.27
Net increase (decrease) from investment operations	0.07	1.47	(1.16)	(0.17)	0.63	1.22
Distributions from:
Net realized gain	—	—	—	(0.92)	(0.84)	(0.48)
Tax return of capital	—	—	—	(0.04)	—	—
Total distributions	—	—	—	(0.96)	(0.84)	(0.48)
Net asset value, end of period	$ 6.33	$ 6.26	$ 4.79	$ 5.95	$ 7.08	$ 7.29
Total Investment Return[3]
Based on net asset value	1.12%[4]	30.69%	(19.50)%	(3.54)%	10.62%	18.70%[5]
Ratios to Average Net Assets
Total expenses	1.35%[6]	1.32%	1.35%	1.29%	1.33%	1.30%
Total expenses after fees waived	1.35%[6]	1.31%	1.35%	1.29%	1.33%	1.30%
Net investment income (loss)	2.34%[6]	(0.50)%	(0.62)%	(0.42)%	(0.64)%	(0.75)%
Supplemental Data
Net assets, end of period (000)	$ 81,307	$ 109,190	$ 94,282	$ 132,784	$ 147,755	$ 159,116
Portfolio turnover	38%	96%	156%	163%	152%	120%

1 Based on average shares outstanding.
2 Amount is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 The previous investment advisor made a payment to the Fund, which had no impact on the total investment return.
6 Annualized.

See Notes to Financial Statements.

12 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Financial Highlights (continued)
Six Months
	Ended			Investor A
October 31,
	2010			Year Ended April 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 5.55	$ 4.26	$ 5.31	$ 6.41	$ 6.69	$ 6.04
Net investment income (loss)[1]	0.06	(0.04)	(0.04)	(0.04)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	—[2]	1.33	(1.01)	(0.12)	0.61	1.19
Net increase (decrease) from investment operations	0.06	1.29	(1.05)	(0.16)	0.56	1.12
Distributions from:
Net realized gain	—	—	—	(0.90)	(0.84)	(0.47)
Tax return of capital	—	—	—	(0.04)	—	—
Total distributions	—	—	—	(0.94)	(0.84)	(0.47)
Net asset value, end of period	$ 5.61	$ 5.55	$ 4.26	$ 5.31	$ 6.41	$ 6.69
Total Investment Return[3]
Based on net asset value	1.08%[4]	30.28%	(19.77)%	(3.80)%	10.43%	18.61%[5]
Ratios to Average Net Assets
Total expenses	1.59%[6]	1.57%	1.62%	1.52%	1.57%	1.55%
Total expenses after fees waived	1.59%[6]	1.57%	1.62%	1.52%	1.57%	1.55%
Net investment income (loss)	2.27%[6]	(0.76)%	(0.89)%	(0.64)%	(0.89)%	(0.99)%
Supplemental Data
Net assets, end of period (000)	$ 134,400	$ 145,577	$ 122,869	$ 175,094	$ 160,652	$ 172,585
Portfolio turnover	38%	96%	156%	163%	152%	120%

1 Based on average shares outstanding.
2 Amount is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 The previous investment advisor made a payment to the Fund, which had no impact on the total investment return.
6 Annualized.

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Financial Highlights (continued)
Six Months
	Ended			Investor B
October 31,
	2010			Year Ended April 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 3.54	$ 2.75	$ 3.45	$ 4.44	$ 4.93	$ 4.57
Net investment income (loss)[1]	0.02	(0.05)	(0.05)	(0.06)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	—[2]	0.84	(0.65)	(0.06)	0.41	0.89
Net increase (decrease) from investment operations	0.02	0.79	(0.70)	(0.12)	0.34	0.80
Distributions from:
Net realized gain	—	—	—	(0.83)	(0.83)	(0.44)
Tax return of capital	—	—	—	(0.04)	—	—
Total distributions	—	—	—	(0.87)	(0.83)	(0.44)
Net asset value, end of period	$ 3.56	$ 3.54	$ 2.75	$ 3.45	$ 4.44	$ 4.93
Total Investment Return[3]
Based on net asset value	0.56%[4]	28.73%	(20.29)%	(4.49)%	9.41%	17.64%[5]
Ratios to Average Net Assets
Total expenses	2.51%[6]	2.46%	2.47%	2.37%	2.36%	2.33%
Total expenses after fees waived	2.51%[6]	2.46%	2.47%	2.37%	2.36%	2.33%
Net investment income (loss)	1.28%[6]	(1.69)%	(1.74)%	(1.52)%	(1.67)%	(1.79)%
Supplemental Data
Net assets, end of period (000)	$ 10,623	$ 13,100	$ 21,003	$ 44,711	$ 68,034	$ 105,503
Portfolio turnover	38%	96%	156%	163%	152%	120%

1 Based on average shares outstanding.
2 Amount is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 The previous investment advisor made a payment to the Fund, which increased the total investment return by 0.23%.
6 Annualized.

See Notes to Financial Statements.

14 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Financial Highlights (continued)
Six Months
	Ended			Investor C
October 31,
	2010			Year Ended April 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 3.52	$ 2.73	$ 3.42	$ 4.43	$ 4.92	$ 4.57
Net investment income (loss)[1]	0.02	(0.05)	(0.05)	(0.06)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	—[2]	0.84	(0.64)	(0.06)	0.41	0.88
Net increase (decrease) from investment operations	0.02	0.79	(0.69)	(0.12)	0.34	0.79
Distributions from:
Net realized gain	—	—	—	(0.85)	(0.83)	(0.44)
Tax return of capital	—	—	—	(0.04)	—	—
Total distributions	—	—	—	(0.89)	(0.83)	(0.44)
Net asset value, end of period	$ 3.54	$ 3.52	$ 2.73	$ 3.42	$ 4.43	$ 4.92
Total Investment Return[3]
Based on net asset value	0.57%[4]	28.94%	(20.18)%	(4.62)%	9.47%	17.50%[5]
Ratios to Average Net Assets
Total expenses	2.41%[6]	2.40%	2.43%	2.35%	2.36%	2.33%
Total expenses after fees waived	2.41%[6]	2.40%	2.43%	2.35%	2.36%	2.33%
Net investment income (loss)	1.40%[6]	(1.59)%	(1.70)%	(1.47)%	(1.67)%	(1.77)%
Supplemental Data
Net assets, end of period (000)	$ 53,074	$ 57,637	$ 51,982	$ 70,452	$ 69,535	$ 85,553
Portfolio turnover	38%	96%	156%	163%	152%	120%

1 Based on average shares outstanding.
2 Amount is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 The previous investment advisor made a payment to the Fund, which had no impact on the total investment return.
6 Annualized.

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Financial Highlights (concluded)
Six Months
	Ended			Class R
October 31,
	2010			Year Ended April 30,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 3.65	$ 2.82	$ 3.53	$ 4.57	$ 5.04	$ 4.66
Net investment income (loss)[1]	0.03	(0.04)	(0.05)	(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(0.01)	0.87	(0.66)	(0.06)	0.42	0.90
Net increase (decrease) from investment operations	0.02	0.83	(0.71)	(0.11)	0.37	0.84
Distributions from:
Net realized gain	—	—	—	(0.89)	(0.84)	(0.46)
Tax return of capital	—	—	—	(0.04)	—	—
Total distributions	—	—	—	(0.93)	(0.84)	(0.46)
Net asset value, end of period	$ 3.67	$ 3.65	$ 2.82	$ 3.53	$ 4.57	$ 5.04
Total Investment Return[2]
Based on net asset value	0.55%[3]	29.43%	(20.11)%	(4.29)%	9.98%	18.25%[4]
Ratios to Average Net Assets
Total expenses	2.17%[5]	2.15%	2.26%	2.06%	1.88%	1.80%
Total expenses after fees waived	2.17%[5]	2.15%	2.26%	2.06%	1.88%	1.80%
Net investment income (loss)	1.71%[5]	(1.30)%	(1.53)%	(1.16)%	(1.20)%	(1.20)%
Supplemental Data
Net assets, end of period (000)	$ 11,020	$ 11,354	$ 8,219	$ 9,170	$ 6,145	$ 4,885
Portfolio turnover	38%	96%	156%	163%	152%	120%

1 Based on average shares outstanding.
2 Where applicable, total investment include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 The previous investment advisor made a payment to the Fund, which had no impact on the total investment return.
5 Annualized.

See Notes to Financial Statements.

16 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Healthcare Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require man-
agement to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans.
All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribu-
tion of such shares. Investor B Shares automatically convert to Investor
A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing share-
holders or for purchase by certain qualified employee benefit plans.
Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that
Investor B shareholders may vote on material changes to the Investor
A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the "Board"). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recog-
nized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day.
Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income con-
sistent with maintaining liquidity and preserving capital. Although the
Money Market Series is not registered under the 1940 Act, its invest-
ments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange
Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to
25% of its investment daily, although the manager of the Money Market
Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign curr-
encies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing serv-
ice to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”)
options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Notes to Financial Statements (continued)

securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund's books and records are main-
tained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a for-
eign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments
(e.g., foreign currency exchange contracts), the Fund will, consistent with
SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Fund has determined the ex-dividend date.
Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and real-
ized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is deter-

mined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund is entitled to dividend and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insol-
vency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an invest-
ment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regu-
lated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of lim-
itations on the Fund's US federal tax returns remains open for each of the four years ended April 30, 2010. The statutes of limitations on the
Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax posi-
tions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrange-
ment with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using der-
ivative contracts both to increase the returns of the Fund and to eco-
nomically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC. Losses may arise if the value of the contract decreases

18 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Notes to Financial Statements (continued)

due to an unfavorable change in market rates or value of the underlying instrument or if the counterparty does not perform under the contract.
The Fund’s maximum risk of loss from counterparty credit risk related to OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA
Master Agreement allows the Fund to offset with each separate counter-
party certain derivative financial instrument’s payables and/or receiv-
ables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-performance.
See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counter-
party risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign cur-
rency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Instruments Categorized by Risk Exposure:
Fair Value of Derivative Instruments as of October 31, 2010

Liability Derivatives
Statement of
Assets and
	Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation
on foreign currency
	exchange contracts	$ 379
The Effect of Derivative Instruments on the Statement of Operations
Six Months Ended October 31, 2010

Net Realized Loss from
Foreign Currency
Transactions
Foreign currency exchange contracts		$ (10,295)
Net Change in Unrealized
Appreciation/Depreciation on
Foreign Currency
Transactions
Foreign currency exchange contracts		$ (379)
For the six months ended October 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:
Foreign currency exchange contracts:
Average number of contracts-US dollars sold		1
Average US dollar amounts sold		$ 290,373

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the manage-
ment of the Fund's portfolio and provides the necessary personnel, facil-
ities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; how-

BLACKROCK HEALTHCARE FUND, INC. OCTOBER 31, 2010 19

Notes to Financial Statements (continued)

ever, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund's investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager.
The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended October 31, 2010, the Fund reimbursed the
Manager $3,126 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in
accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of Fund, as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended October 31, 2010, affiliates earned underwrit-
ing discounts, direct commissions and dealer concessions on sales of the Fund's Investor A Shares, which totaled $1,775.

For the six months ended October 31, 2010, affiliates received the fol-
lowing contingent deferred sales charges relating to transactions in
Investor B and Investor C Shares:

Investor B	$ 4,601
Investor C	$ 2,173

Furthermore, affiliates received contingent deferred sale charges of
$1,481 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global
Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent for the Fund. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identifica-
tion services. Pursuant to written agreements, certain financial inter-
mediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other admin-
istrative services with respect to sub-accounts they service. For these services, these entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets.
For the six months ended October 31, 2010, the Fund paid $5,841 to affiliates in return for these services, which is included in transfer agent in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the six months ended October 31, 2010, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$1,813
Investor A	$1,911
Investor B	$ 241
Investor C	$ 786
Class R	$ 177

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the
Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respec-
tively. The cash collateral invested by BIM is disclosed in the Schedule of
Investments. The share of income earned by the Fund on such invest-
ments is shown as securities lending — affiliated in the Statement of
Operations. For the six months ended October 31, 2010, BIM received

20 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Notes to Financial Statements (continued)

$3,019 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended October 31, 2010, were $111,567,657 and
$156,263,665, respectively.

5. Capital Loss Carryforward:

As of April 30, 2010, the Fund had a capital loss carryforward in the amount of $12,647,970 available to offset future realized capital gains, which expires April 30, 2017.

6. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the Fund paid its pro rata share of a 0.02% upfront fee on the aggre-
gate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund's pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Statement of
Operations and interest at a rate equal to the higher of (a) the one-

month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus
1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended October 31, 2010.

7. Concentration, Market and Credit Risk:

As of October 31, 2010, the Fund invested a significant portion of its assets in securities in the health care sector. Changes in economic con-
ditions affecting the health care sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly in-
volving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:
	Six Months Ended		Year Ended
	October 31, 2010		April 30, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	403,935	$ 2,382,944	1,927,705	$ 11,248,003
Shares redeemed	(5,006,179)	(28,615,806)	(4,137,375)	(23,452,322)
Net decrease	(4,602,244)	$ (26,232,862)	(2,209,670)	$ (12,204,319)
Investor A
Shares sold and automatic conversion of shares	1,919,204	$ 10,035,542	5,509,919	$ 28,553,259
Shares redeemed	(4,180,718)	(22,043,084)	(8,090,589)	(41,188,459)
Net decrease	(2,261,514)	$ (12,007,542)	(2,580,670)	$ (12,635,200)

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Notes to Financial Statements (concluded)
	Six Months Ended		Year Ended
	October 31, 2010		April 30, 2010
	Shares	Amount	Shares	Amount
Investor B
Shares sold	65,627	$ 219,895	282,274	$ 923,044
Shares redeemed and automatic
conversion of shares	(782,178)	(2,634,257)	(4,234,537)	(13,693,761)
Net decrease	(716,551)	$ (2,414,362)	(3,952,263)	$ (12,770,717)
Investor C
Shares sold	447,645	$ 1,479,944	1,845,061	$ 6,055,541
Shares redeemed	(1,835,350)	(6,084,569)	(4,531,035)	(14,707,201)
Net decrease	(1,387,705)	$ (4,604,625)	(2,685,974)	$ (8,651,660)
Class R
Shares sold	608,225	$ 2,087,053	1,864,411	$ 6,374,625
Shares redeemed	(721,856)	(2,466,086)	(1,667,330)	(5,589,959)
Net increase (decrease)	(113,631)	$ (379,033)	197,081	$ 784,666

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the following amounts per share on December 10, 2010 to shareholders of record on December 8, 2010:

Dividend
Per Share
Institutional	$0.050890
Investor A	$0.042353
Investor B	$0.023978
Investor C	$0.028665
Class R	$0.034208

22 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Healthcare Fund, Inc.
(the “Fund”) met on April 20, 2010 and May 18 – 19, 2010 to consider the approval of the Fund’s investment advisory agreement (the “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-
Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the
Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not
“interested persons” of the Fund as defined in the Investment Company
Act of 1940, as amended (the “1940 Act”) (the “Independent Board
Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each
Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight and
Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive
Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the cont-
inuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board consid-
ered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restric-
tions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-
investment management services provided by BlackRock and its affili-
ates; (g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by
BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to
BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to
BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 20, 2010 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18 – 19, 2010 Board meeting.

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on May 18 – 19, 2010, the Board, includ-
ing the Independent Board Members, unanimously approved the contin-
uation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-
Advisor with respect to the Fund, each for a one-year term ending June
30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by
BlackRock; (b) the investment performance of the Fund and BlackRock;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and its affiliates from their relationship with the Fund;
(d) economies of scale; and (e) other factors deemed relevant by the
Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of portfolio holdings of the Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock person-
nel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each
Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capa-
bilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,
BlackRock and its affiliates provide the Fund with other services, inc-
luding (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports;
(ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing
Board meetings and preparing the materials for such Board meetings;
(v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 20,
2010 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and customized peer group selected by
BlackRock. The Board was provided with a description of the metho-
dology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, the Fund performed better than its
Peers in that the Fund’s performance was at or above the median of its
Customized Lipper Peer Group in each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent Board
Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other

24 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the
Board currently oversees for the year ended December 31, 2009 com-
pared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and method-
ology of allocating expenses in the profitability analysis, noting the inher-
ent limitations in allocating costs among various advisory products. The
Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Fund's Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s actual total expenses, after giving effect to any expense reimbursement or fee waivers by BlackRock, were reasonable relative to the median actual total expenses paid by the Fund’s Peers, after giving effect to any expense reimbursement or fee waivers.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant sharehold-
ers as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a num-
ber of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds
(“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc
Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the
Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Fund and its shareholders. In arriving at a decision to approve the
Agreements, the Board did not identify any single factor or group of fac-
tors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predeces-
sor Board Members, and discussions between such Board Members
(and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

26 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Officers and Directors

Ronald W. Forbes, Co-Chair of the Board of Directors and Director
Rodney D. Johnson, Co-Chair of the Board of Directors and Director
David O. Beim, Director
Richard S. Davis, Director
Henry Gabbay, Director
Dr. Matina S. Horner, Director
Herbert I. London, Director and Member of the Audit Committee
Cynthia A. Montgomery, Director
Joseph P. Platt, Jr., Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Chair of the Audit Committee and Director
Frederick W. Winter, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
JP Morgan Chase Bank, N.A.
Brooklyn, NY 11245

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 24, 2010, John M. Perlowski became
President and Chief Executive Officer of the Fund.

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

28 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

30 BLACKROCK HEALTHCARE FUND, INC.

OCTOBER 31, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless

accompanied or preceded by the Fund’s current prospectus.

Past performance results shown in this report should not be

considered a representation of future performance. Invest-

ment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less

than their original cost. Statements and other information

herein are as dated and are subject to change.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Healthcare Fund, Inc.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Healthcare Fund, Inc.

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Healthcare Fund, Inc.

Date: January 5, 2011

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Healthcare Fund, Inc.

Date: January 5, 2011